Cowen and Company 33 rd Annual Health Care Conference March 6, 2013 Exhibit 99.1 © 2013 Endo Pharmaceuticals Inc. All rights reserved

Forward Looking Statements; Non-GAAP Financial
Measures
This presentation contains forward-looking statements within the meaning of the Private Securities
Litigation Reform Act of 1995.  Statements including words such as “believes,” “expects,”
“anticipates,” “intends,” “estimates,” “plan,” “will,” “may,” “look forward,” “intend,” “guidance,” “future”
or similar expressions are forward-looking statements.  Because these statements reflect our current views, expectations and beliefs concerning future events, these forward-looking statements involve risks and uncertainties. Investors should note that many factors, as more fully described under the caption “Risk Factors” in our Form 10-K, Form 10-Q and Form 8-K filings with the
Securities and Exchange Commission and as otherwise enumerated herein or therein, could affect our future financial results and could cause our actual results to differ materially from those expressed in forward-looking statements contained in our Annual Report on Form 10-K. The forward-looking statements in this presentation are qualified by these risk factors. These are factors that, individually or in the aggregate, could cause our actual results to differ materially from expected and historical results. We assume no obligation to publicly update any forward-looking statements, whether as a result of new information, future developments or otherwise.
This presentation may refer to non-GAAP financial measures, including adjusted diluted EPS, that are not prepared in accordance with accounting principles generally accepted in the United States and that may be different from non-GAAP financial measures used by other companies. Investors are encouraged to review Endo’s current report on Form 8-K filed with the SEC for Endo’s reasons for including those non-GAAP financial measures in this presentation. No reconciliation to GAAP amounts has been provided because the majority of the amounts excluded from the comparable
GAAP amounts are not currently possible to estimate with a reasonable degree of accuracy.
© 2013 Endo Pharmaceuticals Inc.  All rights reserved

Solid Track Record of Sales Growth
Net Sales
($MM)
*Includes legacy Endo generic products.
$500
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
Endo Pharmaceuticals
Qualitest*
HealthTronics
American Medical Systems
© 2013 Endo Pharmaceuticals Inc.  All rights reserved

Diversified Healthcare Solutions Company
Endo - 2008
Endo – 2012
*Includes legacy Endo generic products.
55%
21%
7%
17%
Endo Pharmaceuticals
Qualitest
HealthTronics
American Medical Systems
93%
7%
Revenue Mix
Endo Pharmaceuticals
Qualitest*
Revenue Mix
© 2013 Endo Pharmaceuticals Inc.  All rights reserved

2013 Priorities – Focused on Execution and Efficiency
o
Qualitest
o
Expanding capacity to capture more business opportunities
o
Urology – AMS and HealthTronics
o
Increasing efficiency of organization and improving operating margin
o
Expect low-single digit revenue growth for AMS in 2013
o
Strong growth in international markets for devices
o
Branded Pharmaceuticals
o
Position Opana
®
ER for long-term growth
o
Voltaren
®
Gel

© 2013 Endo Pharmaceuticals Inc.  All rights reserved

Support the Growth of Qualitest
o
Investments in process excellence,
value stream standardization,
compliance and selective
outsourcing support expansion in
capacity
o
Expect internal capacity increases
from greater efficiency and capital
investments
o
Estimated $150 to $200 million
capital investment over next 5 years
o
Use of cost-effective outsourced
production provides incremental
capacity and facilitates internal
enhancements

2010 2011 2012
10
12
14
Manufactured
Doses
(Billions)
© 2013 Endo Pharmaceuticals Inc.  All rights reserved

© 2013 Endo Pharmaceuticals Inc.  All rights reserved
Invest in AMS to Accelerate Growth
Men’s Health
o
Steady profitable growth
Women’s Health
o
Data, therapy awareness and education to return to growth, with support from educational activities for patients and physicians
BPH
o
Increase utilization through clinical evidence, training, and access
o
International Therapy Awareness

opana ER
(oxymorphone HCl)
EXTENDED-RELEASE TABLETS
5 mg · 10 mg · 20 mg · 30 mg · 40 mg

endo

Transforming Opana
®
ER to a Crush-Resistant
Formulation (CRF)

o
Opportunity to position Opana
®
ER brand for long-term growth
o
Strong Intellectual Property estate provides exclusivity for CRF version until 2029
o
Expect OPANA ER net sales of ~$240 million in 2013
o
Year to date prescription volume trends in line with expectations
o
Continue to believe that surveillance data supports removal of old formulation brand and generics from market for reasons of safety
o
FDA determination expected by May 2013 in response to our
Citizens Petition
© 2013 Endo Pharmaceuticals Inc.  All rights reserved.

Voltaren® Gel
(diclofenac sodium topical gel) 1%
Direct route to relief®

endo

Accelerating Demand Through Targeted
Regional Initiatives
Opportunity
o
Deliver growth in
2013
Action
o
Regionally focused
and integrated
marketing campaign
o
Efficient direct-to-
consumer
engagement to
accelerate patient
uptake
From 2009 to 2012:
o
44% reduction in Advertising & Promotion Expense
o
7% reduction in Physician Detail Equivalents

Opportunity in 2013:
o
Volume and Price drive growth
o
4% share of Osteoarthritis prescription volume
0
100
200
2009 2010 2011 2012
$MM
Voltaren
®
Gel Net Sales
© 2013 Endo Pharmaceuticals Inc.  All rights reserved.

Innovation Across All Segments

Branded
Pharmaceuticals
Medical Devices Generic
Pharmaceuticals
Generic Development o
Enhancing existing
products
o
Developing treatments in
new areas
o
Topas ® sling
o
Merit SUI
o
Cryotherapy
o
New emerging
technologies
o
Global Partnerships
o
Discovery & Early Development
Pipeline
o
Multiple INDs planned 2013-2015
AVEED
™
(NDA)
Long Acting Injectable Testosterone
BEMA
®
Buprenorphine
(Ph. III)
Pain
ODM-201                                    (Ph. II)
Castration Resistant Prostate Cancer
Development Pipeline
Semi-Virtual R&D Model
ANDA
Filings
~40 Current
ANDA Reviews
ANDA
Approvals
© 2013 Endo Pharmaceuticals Inc.  All rights reserved.

2013 Financial Guidance

Measure 2013 Guidance
Revenues $2.80B - $2.95B
Adjusted Gross Margin 64% to 66%
Adjusted Operating Expenses Reduced by at least $60 million, which represents mid-single digit percentage decline versus 2012
Adjusted Interest Expenses $155 million to $160 million
Noncontrolling Interests $50 million to $55 million
Reported (GAAP) Diluted EPS $2.22 to $2.52
Adjusted Diluted EPS $4.40 to $4.70
Adjusted Effective Tax Rate 28.5% to 29.5%
Diluted Shares Outstanding ~115M
Capital Expenses ~$120M
© 2013 Endo Pharmaceuticals Inc.  All rights reserved.

endo® a vision for healthcare™

endo | AMS Endo Pharmaceuticals HealthTronics Qualitest

12 © 2013 Endo Pharmaceuticals Inc. All rights reserved.

Reconciliation of Non-GAAP Measures
For an explanation of Endo’s reasons for using non-GAAP measures, see Endo’s Current Report on Form 8-K filed today with the Securities and Exchange Commission
Reconciliation of Projected GAAP Diluted Earnings Per Share to Adjusted Diluted Earnings Per Share
Guidance for the Year Ending December 31, 2013
Lower End of Range Upper End of Range
Projected GAAP diluted income per common share $2.22 $2.52
Upfront and milestone-related payments to partners
$0.51 $0.51
Amortization of commercial intangible assets and inventory step-up
$1.88 $1.88
Acquisition and integration costs related to recent acquisitions
$0.39 $0.39
Watson litigation settlement
($0.38) ($0.38)
Interest expense adjustment for ASC 470-20 and other treasury items
$0.20 $0.20
Tax effect of pre-tax adjustments at the applicable tax rates and certain other expected cash tax savings as a result of recent acquisitions
($0.42) ($0.42)
Diluted adjusted income per common share guidance
$4.40 $4.70
The company's guidance is being issued based on certain assumptions including:
•Certain of the above amounts are based on estimates and there can be no assurance that Endo will achieve these results
•Includes all completed business development transactions as of March  6, 2013
© 2013 Endo Pharmaceuticals Inc.  All rights reserved.

Cowen and Company 33 rd Annual Health Care Conference March 6, 2013 14 © 2013 Endo Pharmaceuticals Inc. All rights reserved